UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 5, 2012

Boreal Water Collection, Inc.

(Exact name of registrant as specified in its charter)

NV	000-54776	98-0453421
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4496 State Road 42 North, Kiamesha Lake, New York	12751
(Address of Principal Executive Officers)	(Zip Code)

Registrant's telephone number, including area code: (845) 794-0400

________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a)	Boreal Water Collection, Inc. filed Form 10-12G on August 6, 2012 (“Form 10”). We have also filed a Form 10-K for the fiscal year ending December 31, 2012 and Form 10-Qs for all required quarters starting with the quarter ending September 30, 2012. There have been amendments to our Form 10 and Form 10-K, including amendments to our financial statements in some of these filings, necessitating the filing of this Form 8-K.

(1)	and
(2)	During the course of receiving comments from the SEC Staff regarding the financial statements contained in our Form 10, we have amended our financial statements in our series of amended Form 10s. The first comment letter is dated September 5, 2012 (”first comment letter”). The date of receipt of these comments is the date our principal officer concluded that because changes in our financial statements would be made in our amended Form 10 filing, that our previously filed financial statements could not be relied upon. This conclusion remained in effect each time we received SEC staff comments regarding our financial statements as contained in later filed amended Form 10s.

The first staff comment letter contained, among other things, a statement that we are a smaller reporting company and should disclose our financial information accordingly. It also asked us to add cash equivalents, make more risk disclosure regarding a license agreement, had questions about our cash balance and asked us to reconcile stock based compensation. There were comments concerning our treatment of foreign currency translation, revenue recognition, long lived assets, comprehensive income, stock based compensation, valuation of instruments, property and equipment, stockholders’ equity, income taxes, short term debt, acquisition and litigation. Over time, as we continued to amend our Form 10, the number of comments dwindled to the point where our last comment letter of November 19, 2013 mentioned our financial statements only to the point of requesting the filing of this Form 8-K.

The financial statements in our Form 10 filed on August, 6, 2012 and amended Forms 10s dated October 9, 2012; October 12, 2012; January 22, 2013; March 8, 2013, April 16, 2013 and August 12, 2013 can no longer be relied upon. We are relying upon the financial statements in our Form 10 filed on November 4, 2013.

The financial statements in our Form 10-K for the period ending December 31, 2012, filed on April 16, 2013 and in our amended Form 10-K filed on August 12, 2013, can no longer be relied upon. We are relying upon the financial statements in our amended Form 10-K filed on November 4, 1013.

We are relying upon the unaudited financial statements in all our Form 10-Qs to date.

(3)	Our principal officer (signed below) has discussed the matters disclosed herein with our independent accountant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Boreal Water Collection, Inc.

By:	/s/ Mrs. Francine Lavoie
Mrs. Francine Lavoie Principal Executive Officer, Principal Financial Officer, Controller and Sole Member of the Board of Directors

Date:  December 5, 2013

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